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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549
                              ---------------------

                                    FORM 8-K

                             Current Report Pursuant

                          To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


   Date of report (Date of earliest                    January 20, 1998
           event reported)                 -------------------------------------

        Protection One, Inc.               Protection One Alarm Monitoring, Inc.
    -------------------------------        -------------------------------------
    (Exact Name of Registrant                   (Exact Name of Registrant
     as Specified in Charter)                     as Specified in Charter)

              Delaware                                    Delaware
    -------------------------------          -----------------------------------
      (State or Other Jurisdiction               (State or Other Jurisdiction
       of Incorporation)                               of Incorporation)

              0-247802                                    33-73002-1
    -------------------------------          -----------------------------------
      (Commission File Number)                    (Commission File Number)

             93-1063818                                   93-1065479
    -------------------------------          -----------------------------------
         (I.R.S. Employer                           (I.R.S. Employer
         Identification No.)                        Identification No.)

       6011 Bristol Parkway                         6011 Bristol Parkway
     Culver City, California 90230             Culver City, California 90230
    -------------------------------          -----------------------------------
    (Address of Principal Executive            (Address of Principal Executive
      Offices, Including Zip Code)               Offices, Including Zip Code)

          (310) 342-6300                                (310) 342-6300
    -------------------------------          -----------------------------------
    (Registrant's Telephone Number,            (Registrant's Telephone Number,
          Including Area Code)                        Including Area Code)

                 N/A                                          N/A
    -------------------------------          -----------------------------------
    (Former Name or Former Address,            (Former Name or Former Address,
     if Changed Since Last Report)               if Changed Since Last Report)


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Item 5.  Other Events.

               On January 20, 1998, Protection One, Inc. issued a press release disclosing that it entered into an agreement to acquire the assets and subscribers of Multimedia Security Service, Inc. Such press release is attached hereto as Exhibit 99.1, and is incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (c) Exhibits.

               99.1 Press release dated as of January 20, 1998 issued by Protection One, Inc.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Protection One, Inc.
                                           Protection One Alarm Monitoring, Inc.

      January 21, 1998                     By:/s/  JOHN W. HESSE
                                              ----------------------------------
                                                   John W. Hesse
                                                   Executive Vice President
                                                   and Chief Financial Officer

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                                  EXHIBIT INDEX


      Exhibit Number                  Description of Exhibit
      --------------                  ----------------------

      99.1 Press release dated as of January 20, 1998 issued by Protection One, Inc.